POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Michelle
A. Whalen and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Beacon Global Advisors Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of February, 1997.


                                     /s/ Louis T. Donatelli
                                         Louis T. Donatelli
                                             Trustee


                       ACKNOWLEDGMENT

State of  Maryland       )
                         ) ss:
County of Montgomery     )

The foregoing instrument was acknowledged before me this 6th day of February, 1997, by Louis T. Donatelli, Trustee of Beacon
Global Advisors Trust.



Notary Public
/s/ Diane M. Finucane
Diane M. Finucane

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Michelle
A. Whalen and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Beacon Global Advisors Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 1997.


                                      /s/ Robert J. Henrich
                                        Robert J. Henrich, Jr.
                                        Executive Vice
                                        President, Treasurer
                                        & Trustee


                      ACKNOWLEDGEMENT

Commonwealth of Pennsylvania  )
                              ) ss:
County of Montgomery          )

The foregoing instrument was acknowledged before me this 29th day of January, 1997, by Robert J. Henrich, Jr., Executive Vice President, Treasurer and Trustee of Beacon Global Advisors Trust.


 /s/ Janet F. Davis
Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Michelle
A. Whalen and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Beacon Global Advisors Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 31st day of January, 1997.


                                      /s/ Peter G. Koltnow
                                             Peter G. Koltnow
                                             Trustee


                      ACKNOWLEDGEMENT

Commonwealth of Virginia )
                         ) ss:
County of Montgomery     )

The foregoing instrument was acknowledged before me this 31st day of January, 1997, by Peter G. Koltnow, Trustee of Beacon Global Advisors Trust.


/s/ Rabin Ung
Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Michelle
A. Whalen and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Beacon Global Advisors Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 1997.


                                      /s/ Richard A. Ollen
                                             Richard A. Ollen
                                             Chairman of the
                                             Board, President
                                             & Trustee


                      ACKNOWLEDGEMENT

Commonwealth of Pennsylvania  )
                              ) ss:
County of Montgomery          )

The foregoing instrument was acknowledged before me this 29th day of January, 1997, by Richard A. Ollen, Chairman of the Board, President & Trustee of Beacon Global Advisors Trust.


/s/ Janet F. Davis
Notary Public